Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies

NOTE 17 — Commitments and Contingencies

Letters of Credit, Purchase Obligations and Guarantees

We have commitments and obligations that include purchase obligations, guarantees and LOCs, which could potentially require our payment in the event of demands by third parties or contingent events. The following table presents these commitments and obligations as of December 31, 2014:

		By Period
	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
	(In thousands)
Purchase obligations	$85,060	$83,170	$1,890	$—	$—
Guarantees	174,126	174,126	—	—	—
Letters of credit	22,077	19,794	277	1,783	223

	$281,263	$277,090	$2,167	$1,783	$223

Our purchase obligations represent the minimum obligations we have under agreements with certain of our vendors. These minimum obligations are less than our projected use for those periods. Payments may be more than the minimum obligations based on actual use.

We have guarantees which consist primarily of bonds relating to tax assessments that we are contesting as well as bonds required by certain foreign countries’ aviation authorities for the potential non-delivery, by us, of packaged travel sold in those countries. The authorities also require that a portion of the total amount of packaged travel sold be bonded. Our guarantees also include certain surety bonds related to various company performance obligations.

Our LOCs consist of stand-by LOCs, underwritten by a group of lenders, which we primarily issue for certain regulatory purposes as well as to certain hotel properties to secure our payment for hotel room transactions. The contractual expiration dates of these LOCs are shown in the table above. There were no material claims made against any stand-by LOCs during the years ended December 31, 2014, 2013 and 2012.

In addition, our redeemable noncontrolling interest in trivago contains certain put/call rights whereby we may acquire and the minority shareholders may sell to us the minority shares of the company. See Note 3 —Acquisitions for further information.

Lease Commitments

We have contractual obligations in the form of operating leases for office space and related office equipment for which we record the related expense on a monthly basis. Certain leases contain periodic rent escalation adjustments and renewal options. Rent expense related to such leases is recorded on a straight-line basis. Operating lease obligations expire at various dates with the latest maturity in 2023. For the years ended December 31, 2014, 2013 and 2012, we recorded rental expense of $96 million, $84 million and $70 million.

The following table presents our estimated future minimum rental payments under operating leases with noncancelable lease terms that expire after December 31, 2014, in thousands:

Year ending December 31,
2015	$75,629
2016	66,315
2017	61,138
2018	48,292
2019	24,211
2020 and thereafter	24,421

$300,006

Legal Proceedings

In the ordinary course of business, we are a party to various lawsuits. Management does not expect these lawsuits to have a material impact on the liquidity, results of operations, or financial condition of Expedia. We also evaluate other potential contingent matters, including value-added tax, federal excise tax, transient occupancy or accommodation tax and similar matters. We do not believe that the aggregate amount of liability that could be reasonably possible with respect to these matters would have a material adverse effect on our financial results; however, litigation is inherently uncertain and the actual losses incurred in the event that our legal proceedings were to result in unfavorable outcomes could have a material adverse effect on our business and financial performance.

Litigation Relating to Hotel Occupancy Taxes. Eighty-eight lawsuits have been filed by cities, counties and states involving hotel occupancy and other taxes. Thirty lawsuits are currently active. These lawsuits are in various stages and we continue to defend against the claims made in them vigorously. With respect to the principal claims in these matters, we believe that the statutes or ordinances at issue do not apply to the services we provide, namely the facilitation of hotel reservations, and, therefore, that we do not owe the taxes that are claimed to be owed. We believe that the statutes or ordinances at issue generally impose occupancy and other taxes on entities that own, operate or control hotels (or similar businesses) or furnish or provide hotel rooms or similar accommodations. To date, thirty-seven of these lawsuits have been dismissed. Some of these dismissals have been without prejudice and, generally, allow the governmental entity or entities to seek administrative remedies prior to pursuing further litigation. Twenty-three dismissals were based on a finding that we and the other defendants were not subject to the local hotel occupancy tax ordinance or that the local government lacked standing to pursue their claims. As a result of this litigation and other attempts by certain jurisdictions to levy such taxes, we have established a reserve for the potential settlement of issues related to hotel occupancy taxes, consistent with applicable accounting principles and in light of all current facts and circumstances, in the amount of $62 million as of December 31, 2014 and $46 million as of December 31, 2013. It is also reasonably possible that amounts paid in connection with the settlement or adjudication of these issues could include up to an additional $30 million related to interest payments in one jurisdiction. Our settlement reserve is based on our best estimate of probable losses and the ultimate resolution of these contingencies may be greater or less than the liabilities recorded. Other than as discussed above, an estimate for a reasonably possible loss or range of loss in excess of the amount reserved cannot be made. Changes to the settlement reserve are included within legal reserves, occupancy tax and other in the consolidated statements of operations.

Pay-to-Play. Certain jurisdictions may assert that we are required to pay any assessed taxes prior to being allowed to contest or litigate the applicability of the ordinances. This prepayment of contested taxes is referred to as “pay-to-play.” Payment of these amounts is not an admission that we believe we are subject to such taxes and, even when such payments are made, we continue to defend our position vigorously. If we prevail in the litigation, for which a pay-to-play payment was made, the jurisdiction collecting the payment will be required to repay such amounts and also may be required to pay interest.

Hawaii (General Excise Tax). On January 31, 2011, the online travel companies received final notices of assessment from the Hawaii Department of Taxation for general excise taxes for the tax years 2000 to 2011 on their services relating to non-commissioned hotel room reservations. The online travel companies appealed these assessments to the Hawaii tax court. On January 11, 2013, the Hawaii tax court ruled that the online travel companies are obligated to remit past Hawaii general excise taxes with interest both on the amount paid to the online travel companies for their services and the amount paid to the hotel for the room; thus subjecting the hotel’s charge for the room to double taxation because tax amounts on the hotel room had already been paid for all of the years at issue. On March 15, 2013, the Hawaii tax court issued penalties against the online travel companies for their failure to file returns and pay general excise taxes. On August 12, 2013, the court further held that interest is due on such penalties. During the pendency of the tax court proceeding, the online travel companies petitioned the Hawaii Supreme Court for immediate review of the tax court’s ruling holding the companies liable for general excise tax. The Hawaii Supreme Court denied the online travel companies’ petition on April 22, 2013. The tax court proceeding subsequently concluded and on September 11, 2013, the online travel companies filed their notice of appeal. On December 24, 2013, the Hawaii Supreme Court agreed to accept transfer and review of the case. On October 2, 2014, the Hawaii Supreme Court heard oral argument in the appeal. The case is now before the Hawaii Supreme Court for decision.

On May 20, 2013, the Department of Taxation issued final assessments for general excise taxes against the Expedia companies for non-commissioned hotel reservations totaling $20.5 million for the tax year 2012. On June 17, 2013, the online travel companies appealed these assessments to the Hawaii tax court. On December 13, 2013, the tax court held proceedings in abeyance pending review and decision by the Hawaii Supreme Court on the prior assessments.

On December 9, 2013, the Department of Taxation issued final assessments for general excise taxes against the Expedia companies for non-commissioned travel agency services relating to rental cars totaling $29.2 million for the tax years 2000 through 2012. These assessments include a duplicative assessment for Expedia and Hotels.com totaling $9.3 million and thus are overstated. The online travel companies appealed the assessments to the Hawaii tax court. On March 12, 2014, the online travel companies requested that the tax court stay consideration of these assessments pending the decision by the Hawaii Supreme Court relating to the Department of Taxation’s claimed right to taxes for non-commissioned travel agency services relating to hotel room reservations. On April 28, 2014, the tax court granted the online travel companies’ request that the court stay consideration of the Department of Taxation’s car rental assessments pending a decision by the Hawaii Supreme Court.

On July 18, 2014, the Department of Taxation issued final general excise tax assessments totaling $28.5 million against the Expedia companies for non-commissioned travel agency services relating to hotel reservations and car rental for the tax year 2013. The Expedia companies contested these assessments and requested additional information from the Department of Taxation regarding the basis for the amounts assessed. On December 22, 2014, the court stayed those assessments pending review and decision by the Hawaii Supreme Court.

As a pre-condition to appealing the tax court rulings in the Hawaii excise tax proceedings, the Expedia companies were required pay an amount equal to taxes, penalties and interest. During 2012, we expensed $110 million, and during 2013, we expensed an additional $64 million for amounts required or expected to be paid prior to appealing the tax court’s ruling. The total amount that the Expedia companies paid in 2013 was $171 million, which is comprised of $78 million in taxes, $41 million in penalties and $52 million in interest.

San Francisco. During 2009, we paid $48 million in advance of litigation relating to occupancy tax proceedings with the city of San Francisco. The city of San Francisco subsequently issued additional assessments of tax, penalties and interest for the time period from the fourth quarter of 2007 through the fourth quarter of 2011 against the online travel companies, including against Expedia, Hotels.com and Hotwire. The additional assessments, including the prepayment of such assessments, were contested by the Expedia companies on the basis that the court has already ruled that taxes are not due from the online travel companies and that binding precedent by the California Court of Appeals precludes the city’s claim for taxes. Although the city initially agreed, subject to documentation, that the additional assessments need not be paid and could be placed under a bond, it subsequently sought to collect the additional assessment against the Expedia companies. On May 14, 2014, the court heard oral argument on the Expedia companies’ contest of the prepayment requirement for the additional assessments and held that the Expedia companies were required to prepay in order to litigate the legality of the assessments. On May 26, 2014, the Expedia companies paid $25.5 million under protest in order to contest the additional assessments. The additional assessments were expensed during the second quarter of 2014. On August 6, 2014, the California Court of Appeals stayed this case pending review and decision by the California Supreme Court of the City of San Diego, California Litigation.

Other Jurisdictions. In December 2014, the City of Portland and Multnomah County, Oregon assessed certain online travel companies, including Expedia, Hotels.com and Hotwire, for hotel occupancy taxes for the period October 7, 2013 to December 31, 2014 based on recent amendments to state legislation. On January 9, 2015, as a pre-condition to challenging the assessments, the Expedia companies paid $2.3 million under protest in alleged taxes, penalties and interest. We are also in various stages of inquiry or audit with domestic and foreign tax authorities, some of which impose a pay-to-play requirement to challenge an adverse inquiry or audit result in court.

The ultimate resolution of these contingencies may be greater or less than the pay-to-play payments made and our estimates of additional assessments mentioned above.

Matters Relating to Hotel Booking Practices. On July 31, 2012, the United Kingdom Office of Fair Trading (“OFT”) issued a Statement of Objections alleging that Expedia, Booking.com B.V. and InterContinental Hotels Group PLC (“IHG”) have infringed European Union and United Kingdom competition law in relation to the online supply of hotel room accommodations. The parties voluntarily proposed to address the OFT’s investigation by offering formal commitments. On January 31, 2014, the OFT announced that it had formally accepted the commitments offered by the parties, with no finding of fault or liability. On March 31, 2014, Skyscanner Limited filed a judicial review application challenging the OFT’s January 31, 2014 decision. On September 26, 2014, the United Kingdom’s Competition Appeal Tribunal (“CAT”) granted Skyscanner Limited’s appeal, quashing the OFT commitments decision and removing the legally binding effect of the commitments on Expedia and the other two parties. This judgment further requires the Competition & Markets Authority (“CMA”), the United Kingdom’s competition authority, to review the decision of its predecessor body, the OFT. The CMA did not appeal the CAT’s decision. The CMA is currently considering what further action it may take in this case and the outcome of this assessment is uncertain. Expedia continues to believe the commitments it voluntarily gave to the OFT, and which specify certain hotel room discounting rights for online travel companies, represent a sensible and balanced outcome to the OFT’s three year investigation. We therefore intend to continue to apply these commitments pending further developments.

The Directorate General for Competition, Consumer Affairs and Repression of Fraud, a directorate of the French Ministry of Economy and Finance with authority over unfair trading practices, also has brought a lawsuit in France against the Expedia entities objecting to certain most favored nations clauses in contracts with French hotels. This case is scheduled to go to trial in April 2015. In addition, a number of competition authorities, such as those in Austria, China, Czech Republic, Denmark, France, Germany, Hungary, Ireland, Italy, Sweden and Switzerland, have initiated sector inquiries or investigations into competitive practices within the hotel online booking sector and, in particular, in relation to most favored nation clauses and other contractual arrangements between hotels and online travel companies, including Expedia. These investigations differ from the OFT investigation, in relation to the parties involved and the precise nature of the concerns. The outcomes of these inquiries or investigations or how our business may be affected is uncertain.

We note in this context that on December 15, 2014, the competition authorities in France, Italy and Sweden announced a proposed set of commitments offered by Booking.com to resolve the most favored nations clause cases brought by these authorities against Booking.com. The commitments offered by Booking.com are subject to a public comment period and are not currently final. In addition, the German Federal Cartel Office (“FCO”) has required another OTA, Hotel Reservation Service (“HRS”), to remove its rate parity clause from its contracts with hotels. HRS appealed this decision, which the Higher Regional Court Düsseldorf rejected on January 9, 2015. If we are required to significantly modify or eliminate any most favored nation clauses in our arrangements with hotels in Europe, this may materially and adversely affect our competitive position and business in affected European territories, for example by adversely affecting our ability to offer consumers making hotel room bookings on our sites with the most competitive room rates available on other sites.

More than thirty putative class action lawsuits, which refer to the OFT’s Statement of Objections, were initiated in the United States by consumer plaintiffs alleging claims against the online travel companies, including Expedia, and several major hotel chains for alleged resale price maintenance for online hotel room reservations, including but not limited to violation of the Sherman Act, state antitrust laws, state consumer protection statutes and common law tort claims, such as unjust enrichment. The cases were consolidated and transferred to Judge Boyle in the United States District Court for the Northern District of Texas. On February 18, 2014, the court granted defendants’ motion to dismiss, but allowed the plaintiffs the opportunity to move for leave to amend their complaint. On March 20, 2014, the plaintiffs filed their motion for leave to amend. On October 28, 2014, the court denied the plaintiffs’ motion. Plaintiffs did not appeal, thereby ending the case.